EXHIBIT 10.13

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                         DEPOSIT AND SECURITY AGREEMENT
                THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1

         This Deposit and Security Agreement (the "AGREEMENT") is made and entered into as of February 23, 2005, by and among THE EDUCATION RESOURCES INSTITUTE, INC., a private non-profit corporation organized under Chapter 180 of the Massachusetts General Laws with its principal place of business at 31 St. James Avenue, Boston, Massachusetts 02116 ("TERI"), FIRST MARBLEHEAD DATA SERVICES, INC., a corporation organized under the General Corporation Law of the State of Massachusetts with its principal place of business at 230 Park Avenue, New York, New York 10169 (the "ADMINISTRATOR"), and THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1, in its capacity as owner (in such capacity, the "OWNER").

         WHEREAS, the Owner is willing to purchase education loans to borrowers under the education loan programs listed on SCHEDULE A attached hereto and others in accordance with the Indenture (collectively, the "STUDENT LOAN PROGRAMS") upon certain terms and conditions, including but not limited to the guaranty of the payment of principal and interest by TERI pursuant to the terms of the Guaranty Agreements (as hereafter defined) and the deposit of certain monies with U.S. Bank National Association (the "TRUSTEE"), on behalf of the Owner, as security for such payment as more fully described herein and in accordance with the terms and conditions set forth in this Agreement, and the agreements (the "ACCOUNT SECURITY AGREEMENTS") listed on SCHEDULE B attached hereto and others in accordance with the Indenture;

         WHEREAS, under the terms of the Guaranty Agreements listed on SCHEDULE B attached hereto and others in accordance with the Indenture between TERI and each of the parties (the "LOAN ORIGINATORS") listed on SCHEDULE B attached hereto and others in accordance with the Indenture, TERI guaranties the payment of principal and interest on the Loans in exchange for the payment of certain Guaranty Fees (as hereinafter defined);

         WHEREAS, pursuant to the Student Loan Purchase Agreements listed on SCHEDULE B attached hereto and others in accordance with the Indenture, between the Loan Originators and the Owner's predecessor in interest, The First Marblehead Corporation (the "STUDENT LOAN PURCHASE AGREEMENTS"), the Owner has agreed to acquire certain Loans;

         WHEREAS, the Administrator is authorized to act for the Owner in all matters relating to this Agreement; and

         WHEREAS, it is the intention of the Owner and TERI that this Agreement shall apply to each Loan that is (i) subject to the Guaranty Agreements and (ii) purchased by the Owner with funds held under the Indenture (as hereafter defined).

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties agree as follows:

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         1.       DEFINITIONS. Capitalized terms not otherwise defined in this
Section, in the recitals hereto or elsewhere in this Agreement shall have the meanings ascribed to such terms in the Guaranty Agreements listed on SCHEDULE B attached hereto. In addition:

         (a)      "CLOSING DATE" shall mean February 23, 2005.

         (b)      "COLLATERAL" shall have the meaning set forth in Section 5.

         (c) "DISTRIBUTION DATE" shall have the meaning set forth in the Indenture.

         (d) "ELIGIBLE INVESTMENTS" means the following categories of securities:

                  (i)      For all purposes:

                           (A)      Cash (insured at all times by the Federal
Deposit Insurance Corporation);

                           (B)      Obligations of, or obligations guaranteed as
to principal and interest by, the U.S. or any agency or instrumentality thereof, when such obligations are backed by the full faith and credit of the U.S. government including:

                           o        U.S. treasury obligations
                           o        All direct or fully guaranteed obligations
                           o        Farmers Home Administration
                           o        General Services Administration
                           o        Guaranteed Title XI financing
                           o        Government National Mortgage Association
                                    (GNMA)
                           o        State and Local Government Series

                           (C)      Obligations of government-sponsored agencies
that are not backed by the full faith and credit of the U.S. government including:

                           o Federal Home Loan Mortgage Corp. (FHLMC) Debt obligations
                           o Farm Credit System (formerly: Federal Land Banks, Federal Intermediate Credit Banks, and Banks for Cooperatives)
                           o        Federal Home Loan Banks (FHL Banks)
                           o Federal National Mortgage Association (FNMA) debt obligations
                           o        Financing Corp. (FICO) debt obligations
                           o        Resolution Funding Corp. (REFCORP) debt
                                    obligations
                           o U.S. Agency for International Development (U.S. A.I.D) guaranteed notes

         U.S.A.I.D. securities must mature at least four business days before the appropriate payment date.

                  (ii)     Investments in refunding escrow accounts:



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                           (A)      Obligations of any of the following federal
agencies which obligations represent the full faith and credit of the United States of America, including:

                           o        Export-Import Bank
                           o        Rural Economic Community Development
                                    Administration
                           o        U.S. Maritime Administration
                           o        Small Business Administration
                           o        U.S. Department of Housing & Urban
                                    Development (PHAs)
                           o        Federal Housing Administration
                           o        Federal Financing Bank

                           (B)      Direct obligations of any of the following
federal agencies which obligations are not fully guaranteed by the full faith and credit of the U.S.:

                           o Senior debt obligations issued by the Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC)
                           o Obligations of the Resolution Funding Corporation (REFCORP)
                           o Senior debt obligations of the Federal Home Loan Bank System
                           o Senior debt obligations of other government sponsored agencies

                           (C)      U.S. dollar denominated deposit accounts,
federal funds and bankers' acceptances with domestic commercial banks which have a rating on their short term certificates of deposit on the date of purchase of:
(1) "A-1+" by S&P and (2) either "P-1" by Moody's or "F1" by Fitch; and maturing not more than 360 calendar days after the date of purchase. (Ratings on holding companies are not considered as the rating of the bank);

                           (D)      Commercial paper that meets the ratings of
the following listed rating agencies at the time of purchase: (1) "A-1+" by S&P and (2) either "P-1" by Moody's or "F1" by Fitch; which matures not more than 270 calendar days after the date of purchase;

                           (E)      Investments in a money market fund rated
"AAAm" or "AAA-m" by S&P and "Aaa" by Moody's;

                           (F)      Pre-refunded "municipal obligations" which
are defined as follows: any bonds or other obligations of any state of the U.S. or of any agency, instrumentality or local governmental unit of any such state which are not callable at the option of the obligor prior to maturity or as to which irrevocable instructions have been given by the obligor to call on the date specified in the notice; and

                                    (1)      Which are rated, based on an
irrevocable escrow account or fund (the "escrow"), in the highest rating category of (a) S&P and (b) either Moody's or Fitch or any successors thereto; or



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                                    (2)      (a) Which are fully secured as to
principal and interest and redemption premium, if any, by an escrow consisting only of cash or obligations described in paragraph (i)(B) above, which escrow may be applied only to the payment of such principal of and interest and redemption premium, if any, on such bonds or other obligations on the maturity date or dates thereof or the specified redemption date or dates pursuant to such irrevocable instructions, as appropriate, and (b) which escrow is sufficient, as verified by a nationally recognized independent certified public accountant, to pay principal of and interest and redemption premium, if any, on the bonds or other obligations described in this paragraph on the maturity date or dates specified in the irrevocable instructions referred to above, as appropriate;

                           (G)      Any other investment that is generally
approved by Moody's, S&P and Fitch for the investment of funds held as collateral for securities rated in the highest investment rating category and that is not:

                                    (1)      A financial asset that involves the
Owner, the Administrator or the beneficial owners of the Owner in making decisions other than the decisions inherent in servicing the financial assets including without limitation any financial asset that includes an option to be exercised by the Owner, the Administrator or the beneficial owners of the Owner; or

                                    (2)      A derivative financial instrument
that involves the Owner, the Administrator or the beneficial owners of the Owner in making decisions including without limitation any derivative financial instrument that includes an option allowing the Owner, the Administrator or the beneficial owners of the Owner to choose to call or put other financial instruments; provided that a derivative financial instrument shall be an Eligible Investment only if it is acquired from proceeds of the issuance of Notes by the Owner at the time of such issuance.

                  (iii) The value of the above investments shall be determined as follows:

                           (A)      For the purpose of determining the amount in
any fund, all Investment Securities credited to such fund shall be valued at fair market value. The Trustee shall determine the fair market value based on accepted industry standards and from accepted industry providers. Accepted industry providers shall include but are not limited to pricing services provided by Financial Times Interactive Data Corporation, Merrill Lynch & Co., Citigroup Global Markets Inc., Bear Stearns & Co. Inc., Deutsche Bank AG, New York Branch, or Lehman Brothers;

                           (B)      As to certificates of deposit and bankers'
acceptances: the face amount thereof, plus accrued interest thereon; and

                           (C)      As to any investment not specified above:
the value thereof established by prior agreement between the Owner and the Trustee.

         (e) "EXISTING PLEDGED ACCOUNT" means the Pledged Account, if any, created pursuant to the Account Security Agreements and named therein the "Pledged Account."



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         (f)      "GUARANTY AGREEMENTS" shall mean each of the Guaranty
Agreements between each of the Loan Originators and TERI, and any amendments or modifications thereto, as set forth on SCHEDULE B attached hereto and others in accordance with the Indenture.

         (g) "GUARANTY CLAIMS" shall mean a claim made by or on behalf of the Owner for payment by TERI following a Guaranty Event.

         (h) "GUARANTY FEES" shall mean, collectively, all of the fees payable to TERI for the guarantee of a Loan as described in each of the Guaranty Agreements.

         (i) "INDENTURE" means the Indenture dated as of February 1, 2005, by and between the Owner and the Trustee, as may be amended or supplemented from time to time.

         (j)      "INTANGIBLES" shall have the meaning set forth in Section
5(a)(ii).

         (k) "RECOVERIES" shall mean and include: (i) any and all cash, checks, drafts, orders and all other instruments for the payment of money received by TERI from or on behalf of Borrowers in payment of principal of, interest on, late fees with respect to, and costs of collecting defaulted Loans with respect to which TERI has paid, in full, Guaranty Claims, from funds in the Pledged Account, and the proceeds of all of the foregoing, (ii) any amount received by TERI upon the sale or other transfer of defaulted Loans with respect to which TERI has paid, in full, Guaranty Claims (including the sale of such Loans to the Owner as provided in each of the Guaranty Agreements or the sale of the right to collect such Loans or other similar rights with respect thereto), and (iii) in connection with any pledge or assignment of defaulted Loans (or rights with respect thereto) to secure a loan to TERI, the amount of such loan. In all cases, "Recoveries" shall be computed net of TERI's Costs of Collection. TERI's "COSTS OF COLLECTION" for purposes of this Agreement shall mean all fees and expenses paid to third party collectors and attorneys, and, to cover TERI's internal costs, an amount equal to two and one-half percent (2.5%) of the amount recovered (excluding amounts recovered upon the sale of loans to the Owner as provided in each of the Guaranty Agreements).

         (l)      "SECURED OBLIGATIONS" shall have the meaning set forth in
Section 6.

         (m) "TERI GUARANTEE FEE ENTITLEMENT" means a portion of Guaranty Fees equal to 1.75% of the principal amount of a Loan, payable in accordance with each of the Guaranty Agreements.

         2. CREATION AND FUNDING OF THE PLEDGED ACCOUNT. Upon the execution of this Agreement, the Owner shall establish with the Trustee pursuant to the Indenture an account (the "PLEDGED ACCOUNT") for the purpose of depositing upon receipt portions of the Guaranty Fees, Recoveries and earnings as provided in this Section 2. The Pledged Account shall be funded (a) by transfer of all amounts held on the Closing Date in the Existing Pledged Account that relate to the Loans being purchased on the Closing Date, determined as set forth in each of the Account Security Agreements, (b) by TERI with all Guaranty Fees payable on the Closing Date with respect to the Loans being purchased, and
(c) by TERI with all



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Recoveries with respect to Loans on which TERI has paid Guaranty Claims, and earnings on the Pledged Account, all of which shall be pledged by TERI to the Owner under the terms of this Agreement. TERI hereby irrevocably directs the Owner to deposit the following amounts into the Pledged Account:

         (a) Any and all Guaranty Fees previously paid by the Loan Originators and currently held by the Trustee in the Existing Pledged Account created under each of the Account Security Agreements with respect to Loans purchased on the Closing Date as set forth in each of the Account Security Agreements;

         (b) Any and all additional Guaranty Fees with respect to such Loans purchased by the Owner, which fees will be deposited into the Pledged Account on the Closing Date; and

         (c) All Recoveries, which Recoveries shall be remitted by or on behalf of TERI to the Trustee on the 15th day of each month, for Recoveries received during the preceding month.

Any amounts remitted to the Trustee for deposit into the Pledged Account shall be accompanied by a notice in the form of EXHIBIT 2.

         3.       PLEDGED ACCOUNT INVESTMENT AND MAINTENANCE.

         (a) The Owner shall withdraw from the Pledged Account and deposit into the Reserve Fund of the Indenture any amounts owed by TERI under each of the Guaranty Agreements for Guaranty Claims as provided in Section 3(d)(i) hereof. The Owner understands and agrees that TERI shall be required to pay any such claim amounts out of TERI's general reserves and other assets only to the extent that and for so long as the Pledged Account is without sufficient funds or is otherwise unavailable to promptly pay whatever amounts are then due and payable under each of the Guaranty Agreements. Notwithstanding the foregoing, while there is a default by TERI under Section 8 hereof continuing, the provisions of Section 9 hereof shall apply.

         (b) Prior to the occurrence of a default by TERI under Section 8 hereof, TERI may direct the Owner to invest amounts held in the Pledged Account in one or more Eligible Investments. If a default under Section 8 occurs and is continuing, the Administrator shall have the sole right to direct investment of the Pledged Account, but such investments shall be limited to Eligible Investments.

         (c) No interest, dividends, distributions or other earnings of whatever nature which are paid and derived from the Pledged Account (collectively, "EARNINGS") shall be withdrawn or paid to the Owner or TERI or any other person or entity unless pursuant to the provisions of Section 3(d). All Earnings shall be fully, immediately and completely reinvested in the Pledged Account. Any other provisions of this Agreement to the contrary (either expressly or by implication) notwithstanding, all Earnings net of losses shall be credited to and deemed income of TERI and not of the Owner, and shall be so treated by TERI.



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         (d)      Withdrawals and disbursements from the Pledged Account shall be made only in accordance with the following provisions:

                  (i) Upon receipt by the Owner of a Payment of Guaranty Claims Direction Letter, substantially in the form of EXHIBIT 1 (and, after the occurrence of a default under Section 8, whether or not such a Direction Letter is received), the Owner shall withdraw from the Pledged Account and deposit in the Collection Account of the Indenture the full amount of any valid Guaranty Claims made in accordance with each of the Guaranty Agreements for defaulted Loans.

                  (ii) In the event TERI's income on the Pledged Account should become subject to federal income taxation or the income from the Pledged Account should become subject to excise tax under section 4940 of the Internal Revenue Code of 1986, as amended, TERI shall be entitled to the release of Earnings from the Pledged Account equal to the taxes actually paid by TERI with respect to the income on the Pledged Account. TERI shall provide the Administrator and the Trustee with a written request substantially in the form of EXHIBIT 3 attached hereto, for any such withdrawal, which request shall be accompanied by documentation as to the amounts to be withdrawn ("WITHDRAWAL REQUEST"). Not later than 15 days following receipt by the Administrator of a Withdrawal Request, the Administrator may either (A) notify TERI of any objection to such Withdrawal Request along with reasons for such objection or
(B) request any further information or documentation relating to such request. If the Administrator does not object or request further information from TERI within such 15 day period, the Administrator shall be deemed to have consented to the Withdrawal Request, and the Administrator shall thereafter promptly cause the Trustee to withdraw the requested funds from the Pledged Account. If the Administrator objects to any Withdrawal Request, the Administrator shall deny the request and provide TERI with a written statement of the Administrator's reasons for denial, which denial must be reasonably based on the requirements set forth in this Section 3(d).

         4.       EXCESS FUNDS IN THE PLEDGED ACCOUNT.

         (a) On the Closing Date, the Owner shall pay TERI from funds in the Pledged Account an amount equal to 0.25% of the aggregate outstanding principal balance of the Loans that are guaranteed by TERI and purchased by the Owner on the Closing Date.

         (b) If on any Distribution Date under the Indenture, the product of (i) the aggregate outstanding principal balance of and earned interest on Loans held by or pledged to the Trustee, multiplied by (ii) a factor equal to sixteen hundredths (.16) (the "STRESS FACTOR") is less than the balance in the Pledged Account, and, if no default exists hereunder or under each of the Guaranty Agreements, the Administrator shall cause the Trustee to pay to TERI the amount by which the balance in the Pledged Account exceeds such product. The parties agree that the approval of the Stress Factor by the rating agencies is dependent upon the types of Loans purchased by the Owner at the closing under the Indenture.



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         5.       SECURITY INTEREST. TERI hereby pledges, assigns and sets over to the Owner, as security for payment by TERI of the Secured Obligations (as hereinafter defined), all of TERI's right, title and interest in and to (a) the Pledged Account and all amounts on deposit or to be deposited therein as described in Section 2 of this Agreement, including without limitation (i) any and all Guaranty Fees previously paid by Loan Originators and currently held by the Trustee in the Existing Pledged Account created under each of the Account Security Agreements with respect to Loans purchased on the Closing Date as set forth in each of the Security Agreements; (ii) any and all additional Guaranty Fees with respect to such Loans purchased by the Owner, which fees will be deposited into the Pledged Account on the Closing Date; and (iii) all Recoveries, which Recoveries shall be remitted by or on behalf of TERI to the Trustee on the 15th day of each month, for Recoveries received during the preceding month, and (b) TERI's right to receive all Earnings. The foregoing shall not be deemed to include a grant of security interest in defaulted Loans. In furtherance thereof, TERI hereby grants to the Owner (and its assigns) a first priority security interest in all of TERI's right, title and interest in and to the following, to the extent they relate to Loans purchased by the Owner:

         (a) All personal property comprising and/or contained in the Pledged Account, as provided in this Agreement, both tangible and intangible, whether now owned or hereafter acquired by TERI and wheresoever located, including without limitation:

                  (i) All contract rights, claims, instruments, notes and accounts, whether now existing or hereafter arising, including, without limitation, all of the same evidencing or representing indebtedness due or to become due to TERI (all hereinafter called the "ACCOUNTS");

                  (ii) All funds and investments thereof, whether in the form of certificates of deposit, repurchase agreements, U.S. Treasury Bills, U.S. Treasury Notes, investment grade commercial paper, U.S. Treasury Bonds, Federal agency notes or other investments, securities (whether certificated or uncertificated and specifically including any securities which are purchased through and for which records are maintained on a book entry system through any financial intermediary (as defined in ss. 8-313 of the Uniform Commercial
Code)), payment intangibles and general intangibles, whether now existing or hereafter arising and wheresoever located, or otherwise (all hereinafter called the "INTANGIBLES");

                  (iii) All right, title and interest of TERI in or to all instruments and documents covering or relating to the above described property, including but not limited to, all books, records, computer printouts, tapes, disks, ledger sheets, files and other data (all such instruments and documents being called the "RELATED DOCUMENTS");

                  (iv) All interest, dividends and/or other earnings of any kind which are paid with respect to or derived from the Pledged Account, and all proceeds of any of the foregoing, and the present and continuing right to make claim for, collect, receive and receipt for, any and all such interest, dividends and/or other earnings; and

                  (v)      All the proceeds of all of the foregoing;



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         (b)      All contract and other rights of TERI to receive payment of
Guaranty Fees, other than the TERI Guarantee Fee Entitlement, from the Owner under each of the Guaranty Agreements; TERI's rights to receive subsequent Guarantee Fees from the Owner pursuant to such section, and any separate undertaking or agreement by the Owner to pay such subsequent Guarantee Fees;

         (c) All Recoveries and all rights of TERI to receive or collect Recoveries; and

         (d)      All proceeds of the foregoing.

         All of the foregoing property in which the Owner has been granted a security interest is herein collectively referred to as "COLLATERAL." It is expressly understood and agreed that this security interest and assignment shall automatically attach to any and all future deposits to, earnings from, and proceeds of the Pledged Account immediately upon deposit or accrual, and all Guaranty Fees and Recoveries immediately upon the receipt thereof, without the making or doing of any further act or thing whatsoever. TERI shall promptly take all further action, and execute and deliver to the Owner such other documents, as may be requested from time to time by the Owner to create, evidence, maintain and effect the Owner's security interest in the Pledged Account and the other rights pledged hereunder.

         6. SECURED OBLIGATIONS. The security interest of the Owner under this Agreement secures (a) the payment and performance of all indebtedness, obligations and liabilities of TERI arising at any time, now or in the future, to the Owner (or its assignees), pursuant to each of the Guaranty Agreements;
(b) performance by TERI of the agreements set forth in this Agreement; (c) all payments made or expenses incurred by the Owner (or its assignees), including, without limitation, reasonable attorney's fees and legal expenses, in the exercise, preservation or enforcement of any of the rights, powers or remedies of the Owner (or its assignees), or in the enforcement of the obligations of TERI, under this Agreement or each of the Guaranty Agreements (whether or not paid or incurred in the context of a state or federal bankruptcy, insolvency, or reorganization proceeding); and (d) any renewals, continuations or extensions of any of the foregoing (all of which are collectively referred to as the "SECURED OBLIGATIONS").

         7. RESTRICTIONS ON THE PLEDGED ACCOUNT. TERI shall not (except as provided in Sections 3(d)(ii) and (4)) be paid by the Owner, at the direction of the Administrator, any funds from or further assign, pledge, or hypothecate the Pledged Account or any portion of the Pledged Account to any individual, person, entity or other third party without the express prior written consent of the Administrator. Payments to TERI will be by wire transfer unless TERI requests, in writing, another reasonable form of payment.

         8. DEFAULT. TERI shall be in default of this Agreement if TERI fails to remit to the Owner from the Pledged Account or otherwise, in accordance with the terms and provisions of the Guaranty Agreements, the principal balance (including capitalized fees and interest) and accrued interest and late fees on any Loan as to which a Guaranty Event (as defined in each of the Guaranty Agreements) has occurred and as to which the conditions set forth in each of the Guaranty Agreements to payment of a Guaranty Claim have been satisfied, and if such failure continues for a period of thirty (30) days. Either TERI or the



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Owner shall be in default of this Agreement if (a) any representation, warranty, or statement made by such party in or pursuant to this Agreement or each of the Guaranty Agreements is found to be false or erroneous in any material respect, or (b) such party shall fail or omit to perform or observe any material covenant or agreement made by it in this Agreement or each of the Guaranty Agreements, and if such circumstance, failure or omission (if susceptible of cure) remains uncured for thirty (30) days. Upon the occurrence of an event of default by TERI, and while such default is continuing, the Owner shall cease disbursing any funds at the request of TERI except to pay Guaranty Claims.

         9. REMEDIES UPON DEFAULT. The Owner shall have all of the rights and remedies of a secured party under the Massachusetts Uniform Commercial Code (as the same may be amended from time to time), as well as all rights and remedies provided by any other applicable law, at law, or in equity. Without limiting the generality of the foregoing, the Administrator shall also have the right, during the term of this Agreement, to do any or all of the following upon a default and until any such default is cured:

         (a) ACCELERATION. Without any notice or demand, the Administrator may declare any or all Secured Obligations then in default to be immediately due and payable.

         (b) POSSESSION. Without notice, demand, or hearing, any right to which is hereby waived by TERI, the Administrator shall have full power and authority to hold, sequester, set-off or withdraw any and all funds from the Pledged Account and to (i) direct such funds for application to any Loan as to which a Guarantee Event has occurred and TERI has failed to remit the principal balance (including capitalized fees and interest) and accrued interest and late fees thereon in accordance with the terms and conditions of each of the Guaranty Agreements or (ii) hold the funds in the Pledged Account without making any disbursements of any kind to TERI as otherwise provided in this Agreement, and to apply the funds to any Loan if and when a Guarantee Event occurs and TERI fails to promptly remit to the Owner the unpaid principal balance (including capitalized fees and interest) and accrued interest and late fees thereon in accordance with the conditions of each of the Guaranty Agreements.

         (c)      COLLECTION OF ACCOUNTS.

                  (i) TERI hereby constitutes and appoints the Administrator (and upon assignment hereof, the Trustee) its true and lawful attorney (which appointment is coupled with an interest), with full power of substitution, either in the Administrator's own name or in the name of TERI, to ask for, demand, sue for, collect, receive, receipt and give acquittance for, any and all moneys due or to become due to TERI that are part of the Collateral; to endorse checks, drafts, orders and other instruments for the payment of money payable to TERI on account thereof, to settle, compromise, prosecute, or defend any action, claim, or proceeding with respect thereto; and to sell, assign, pledge, transfer and make any agreement respecting, or otherwise deal with, the same.

                  (ii) TERI agrees that all Recoveries shall be held by the Owner to whatever extent may be necessary to facilitate full and complete payment of all amounts owed under each of the Guaranty Agreements. All such Recoveries received by TERI shall



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be remitted to the Trustee (properly endorsed for collection where required), not later than the next Business Day, and accompanied by EXHIBIT 2 and deposited in the Pledged Account, for the payment of all of the Secured Obligations then in default. TERI agrees not to commingle any such collections or proceeds with any of its other funds or property and agrees to hold the same upon an express trust for the Owner until deposited in the Pledged Account, as aforesaid.

                  (iii) The Administrator agrees to provide notice to TERI of the Administrator's or Owner's exercise of any of its rights under this Section 9(c).

         (d) TRANSFER OF INTANGIBLES. The Administrator shall have the right to take possession of any agreement or other document evidencing any of the Intangibles, and may apply for or seek, on behalf of and as attorney-in-fact for TERI, any necessary consent to the assignment, transfer, conveyance, sale, renewal, reissuance or other disposition of the same, and TERI shall cooperate fully with the Administrator in doing so and shall take all actions reasonably requested by the Administrator in furtherance thereof. TERI hereby constitutes and appoints the Administrator its true and lawful attorney (which appointment is coupled with an interest) with full power of substitution, either in the Administrator's own name or in the name of TERI, to assign, transfer and convey, subject to all requirements of law, any and all of TERI's rights in and to any of the Intangibles.

         (e) DISPOSITION. The Administrator may assign, transfer, convey, any or all of the Collateral, by public or private sale subject to TERI's rights to retain a copy of each Related Document now or in the future in TERI's possession. The Administrator shall provide TERI with reasonable written notice of the time and place of any such sale.

         (f) PROCEEDS. All proceeds from the sale or other disposition of Collateral by the Administrator under this Section 9 of this Agreement, and all other moneys received by the Administrator pursuant to the terms of this Agreement shall be applied as follows:

                  (i) First, to the payment of all expenses incurred by the Administrator in connection with this Agreement or the exercise of any right or remedy hereunder, or any sale or disposition, including, but not limited to the expenses of taking, advertising, processing, preparing and storing the Collateral to be sold, all court costs and the Administrator's reasonable legal fees in connection therewith;

                  (ii) Second, to the payment of valid Guaranty Claims in accordance with the terms thereof in the order in which a complete claim (including all required documentation) is received, treating all claims received the same day as received at the same time (if there are not sufficient funds in the Pledged Account to pay all claims payable therefrom received on a given day, all such claims shall be paid in part, pro rata, from the Pledged Account as directed by the Administrator); and

                  (iii) Third, any remainder to be held pursuant to the terms of this Agreement as continuing security for TERI's payment of the remaining Secured Obligations.

         The Administrator shall apply any such proceeds, monies, or balances in accordance with this Agreement promptly upon its receipt of the same. In respect of any application pursuant to clause (ii) above, such proceeds, monies, or balances shall be applied by the Administrator to discharge in whole or in part any unpaid Secured Obligation, notwithstanding any manifestation of an intent to the contrary expressed in writing or otherwise by TERI at any time. Upon any sale of Collateral by the Administrator (whether pursuant to a power of sale granted by a statute or under a judicial proceeding), the receipt of the Administrator or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrator or such officer, or be answerable in any way for the misapplication thereof. Notwithstanding the sale or other disposition of any Collateral by the Administrator hereunder, TERI shall remain liable for any deficiency. Any Loan with respect to which the Owner receives payment in full hereunder will forthwith be transferred to TERI on the terms and conditions set forth in the Guaranty Agreements.

         10. REMEDIES CUMULATIVE. All rights, remedies, or powers conferred upon the Owner herein or by law shall be cumulative and concurrent at the option of the Administrator, and the Administrator may, to whatever extent is reasonably necessary to cure any default, foreclose or exercise the power of sale or any other remedy available to it successively upon any default or upon successive defaults hereunder without the necessity of declaring all sums secured hereby to be due and payable. Upon any such occasion, the Administrator shall be authorized to sell or dispose of all or any such part of the Collateral as provided in this Agreement or pursuant to the Indenture and as permitted by law. The remaining Collateral shall continue as security for any other sums remaining due after such sale, lease, or disposition or thereafter to become due or payable on any of the Secured Obligations.

         11.      PLEDGE BY THE OWNER; ROLE OF THE ADMINISTRATOR.

         (a) TERI acknowledges that the Owner has pledged all of its right, title and interest under this Agreement and its interest in the Pledged Account as collateral security to the Trustee pursuant to the Indenture. Pursuant to such pledge, all rights of the Owner hereunder, subject to the limitations and obligations of this Agreement, may be exercised by the Trustee, pursuant to the terms of the Indenture. Subject to the terms and limitations of this Agreement, the Administrator, on the Owner's behalf, in accordance with the Indenture, shall request that the Trustee exercise the Owner's rights and obligations hereunder, including, without limitation:

                  (i) The withdrawal of funds from the Pledged Account to pay the Trustee, as assignee of the Loans, with respect to a Guaranty Claim pursuant to Section 3(d)(i) hereof;

                  (ii) The withdrawal of funds pursuant to Section 3(d)(ii) hereof;

                  (iii) The investment of funds in the Pledged Account in Eligible Investments as directed by TERI from time to time; and

                  (iv) The exercise of the remedies of the Owner on default by TERI under Section 9.

         (b) The Owner hereby directs TERI to pay all sums intended to be placed in the Pledged Account, including, without limitation, all future Recoveries, directly to the Trustee. The Pledged Account shall be maintained and funds held therein shall be invested by the Trustee in Eligible Investments pursuant to and in accordance with the Indenture. Funds held in the Pledged Account in the form of bank deposits shall be deposited only with institutions that are federally insured.

         (c) The Trustee and the holders of the notes authenticated and delivered pursuant to the Indenture, are intended third-party beneficiaries of this Agreement, with rights to enforce the Owner's interests in the same. Such third-party beneficiaries are not parties hereto and incur no liabilities hereunder.

         (d) The Administrator has been appointed to act for the Owner in connection with the transactions contemplated by the Indenture. The Administrator has the power and authority to take any action and give any notice required or permitted by the Owner hereunder and TERI may deal with Administrator as if it were dealing with the Owner. Any notice required to be given to the Owner by TERI shall also be given to Administrator. The Administrator will request instructions from the Indenture Trustee on behalf of the Noteholders (pursuant to the Indenture) for any non-ministerial action that the Administrator is required to take under this Agreement.

         12. POSSESSION OF COLLATERAL. Throughout the term of this Agreement, possession of the Collateral shall be maintained by the Trustee, or its agent or nominee (if the Trustee so chooses from time to time), as necessary and appropriate to perfect the Owner's, and, while the Indenture is in effect, the Trustee's security interest therein as provided in, and subject to the terms of, this Agreement. Upon termination of the Indenture and satisfaction in full of all debt secured thereby and release of the Pledged Account to the Owner, the Administrator may designate an alternative collateral agent to hold the Pledged Account.

         13. TERMINATION OF SECURITY INTERESTS. This Agreement and the security interests under this Agreement shall terminate when all amounts due and owing on account of, and all obligations and liabilities of TERI in respect of, the Secured Obligations shall have been fully performed, satisfied and paid as provided in this Agreement and the Guaranty Agreements. At such time, the Administrator shall promptly reassign and deliver to TERI, without recourse or representation, against TERI's receipt, all Collateral then held by the Owner or anyone claiming by, through or under the Owner. TERI shall execute and if necessary deliver to the Administrator for execution, and the Administrator shall promptly cause to be filed at the Owner's expense, termination statements in respect of any financing statements filed under this Agreement. The Administrator agrees to fulfill the Owner's obligations to file such termination statements at its own cost and expense. The security interests hereunder shall terminate as to all Collateral lawfully withdrawn by or paid to TERI hereunder, upon the occurrence of such withdrawal or payment.

         14.      REPRESENTATIONS AND WARRANTIES.

         (a) Each party, with respect to itself, represents and warrants that:

                  (i) The making and performance of this Agreement and the activities contemplated hereby have been duly authorized by all necessary action and do not and will not:

                           (A)      Violate any provision of law, or any
regulation, order, decree, writ or injunction, or any provision of such party's charter, bylaws, or any other organizing document; or

                           (B)      Violate or result in the breach of, or
constitute a default or require any consent under, any agreement or instrument by which it or any of its property may be bound or affected.

                  (ii) This Agreement is the legal, valid and binding obligation of such party, enforceable in accordance with the terms hereof.

                  (iii) There is no pending or threatened litigation that would, if resolved adversely to such party, adversely impact such party's ability to perform any of its obligations under this Agreement or each of the Guaranty Agreements.

         (b)      TERI represents and warrants that:

                  (i) Except for the security interests of the Owner created under this Agreement, TERI is and will be the owner of the Collateral, whenever acquired or arising, free and clear of all liens, security interests, claims, encumbrances, charges, set-offs, defenses and counterclaims;

                  (ii) This Agreement creates a valid and continuing security interest (as defined in the applicable Uniform Commercial Code ("UCC") in effect in the Commonwealth of Massachusetts) in the Collateral in favor of the Owner, which security interest is prior to all other liens, charges, security interests, mortgages or other encumbrances, and is enforceable as such as against creditors of and purchasers from TERI;

                  (iii) The Collateral constitutes a "deposit account" or "investment property" within the meaning of the applicable UCC, except to the extent that the Collateral constitutes Recoveries, in which case, the Collateral is "payment intangibles" and cash.

                  (iv) TERI has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Owner hereunder.

                  (v) Other than the security interest granted to the Owner pursuant to this Agreement, TERI has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. TERI has not authorized the filing of and is not aware of any financing statements against TERI that include a description of collateral covering the Collateral other than any financing statement relating to the security interest granted to the Owner hereunder or that has been terminated. TERI is not aware of any judgment or tax lien filings against TERI.

The foregoing representations and warranties in this Section 14(b) shall continue in full force and effect until termination of this Agreement.

         (c)      The foregoing representations and warranties are subject to
(i) the exercise of judicial discretion in accordance with the general principles of equity; (ii) the valid exercise of the police powers of the several states of the United States of America and of the constitutional powers of the United States of America and (iii) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor's rights generally.

         15. COVENANTS OF TERI. TERI agrees and covenants with the Owner as follows:

         (a) MAINTENANCE AND USE OF COLLATERAL. TERI shall not permit the Collateral to be used in violation of any of the Guaranty Agreements or this Agreement.

         (b) TAXES. TERI shall, if so obligated, pay and discharge when due all taxes, assessments, license or permit fees, levies and other charges upon the Collateral, and TERI shall, if so obligated, also pay and discharge when due all other taxes, levies, or assessments relating to its business which, if unpaid, might give rise to any penalty, security interest, lien, charge, levy, assessment, or encumbrance in, on or against the Collateral. The Collateral and all income and/or proceeds of the Collateral shall be, and be treated by TERI as being, the property of TERI, subject to the pledge and security interest created hereunder, and TERI shall report the Collateral and all such proceeds as its sole property until, unless and except to the extent any of the Collateral is paid and transferred pursuant to each of the Guaranty Agreements and this Agreement.

         (c) NO ENCUMBRANCE. Except as otherwise expressly permitted in this Agreement, TERI shall not sell, assign, transfer, pledge, hypothecate, or otherwise dispose of or encumber any of the Collateral or any interest therein until all of the Secured Obligations are fully satisfied. TERI shall protect and defend the Collateral from and against any and all claims, demands, or legal proceedings brought or asserted by any party other than the Trustee.

         (d) MAINTENANCE OF SECURITY INTEREST. TERI agrees that it shall do all things necessary to preserve and maintain the security interests of the Owner under this Agreement and Indenture as a first priority lien in the Collateral and shall not permit the creation of any other lien, charge, security interest, or encumbrance in the Collateral. TERI agrees that it shall execute and if necessary deliver to the Trustee for execution, and the Administrator agrees to file or record (at its own cost and expense), such notices, financing statements, continuation statements, certificates of title and other documents, and TERI shall deliver to the Trustee upon request therefor such securities, agreements, writings, documents, certificates, instruments, or other intangibles, as the Trustee reasonably deems necessary from time to time to perfect and maintain the perfection of the security interests of the Trustee under this Agreement. The Trustee or the Administrator shall have the right to file this Agreement and any financing statement reflecting the content of this Agreement for record in any governmental office.

         (e)      RECORDS, STATEMENTS AND RELATED DOCUMENTS. TERI agrees:

                  (i) When reasonably requested to do so by the Administrator, to prepare and deliver to the Administrator a schedule in form satisfactory to the Administrator, certified by an authorized officer of TERI, listing all Collateral and the location thereof; and

                  (ii) To keep accurate and complete records at all times in respect of the Collateral and to deliver to the Administrator copies of such records and such other information regarding the Collateral which the Administrator may reasonably request.

         (f) LOCATION. The principal office of TERI is located at 31 St. James Avenue, Boston, Massachusetts 02116, and all books of account and records relating to the collateral and TERI's business are located at TERI's principal office. TERI shall not, without giving the Administrator at least ten (10) days prior written notice, change the location of any of the Collateral or the location at which it does business, including, without limitation, the location at which any books of account or records relating to the Collateral and TERI's business are kept.

         (g) NOTICE. TERI shall promptly notify the Owner of any change in TERI's name or its jurisdiction of organization or any physical loss, destruction, or damage to any material portion of the Collateral. TERI shall also promptly notify the Owner of any default hereunder. In the event of a name change or change in its jurisdiction of organization, TERI shall take such actions, if any, as shall be necessary to maintain the security interests of the Owner hereunder.

         (h) FURTHER INFORMATION. TERI shall execute and deliver, or cause to be executed and delivered, to the Trustee (and to any other financial institution holding the Pledged Account), in a form satisfactory to the Trustee (or such other institution), TERI's certification of its tax identification number and such other documents as the Trustee shall reasonably request to perform its obligations hereunder.

         (i) NON-PETITION. TERI shall not at any time prior to one year and one day after all outstanding obligations of the Trust are paid under the Indenture institute against the Owner any bankruptcy proceeding under the Bankruptcy Code or any state bankruptcy or similar law in connection with any obligations of the Owner under this Agreement. The Administrator shall not at any time prior to one year and one day after all outstanding obligations of the Trust are paid under the Indenture institute against the Owner any bankruptcy proceeding under the Bankruptcy Code or any state bankruptcy or similar law in connection with any obligations of the Owner under this Agreement.

         16. WAIVER. No delays or omissions by any party hereto in exercising or enforcing any of its respective rights, remedies, powers, privileges and discretions ("RIGHTS AND REMEDIES") shall operate as or constitute a waiver of any such Rights and Remedies. No waiver by a party of any default under this Agreement or each of the Guaranty Agreements shall operate as a waiver of any other default under this Agreement. No single or partial exercise by a party of any of its Rights and Remedies shall preclude the other of further exercise of such Rights and Remedies. No waiver or modification of a party's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All Rights and Remedies shall be cumulative and not alternative or exclusive, and a party may exercise any such Rights and Remedies at such time or times and in such order of preference as that party in its sole discretion may determine.

         17. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall together be deemed a single agreement.

         18. CONFIDENTIALITY. The parties acknowledge that this Agreement contains confidential information and agree not to disclose any of the terms and conditions relating to this Agreement and the Pledged Account without the prior express written consent of the others. The provisions of the foregoing sentence to the contrary notwithstanding, any such information may be disclosed (a) to any employees, officers, directors or representatives of the parties to effect the purpose of the Student Loan Program; (b) by TERI and the Administrator to the affiliates and agents of either of them, and other third parties, to effectuate this Agreement, provided that such parties are under a corresponding written obligation to maintain the confidentiality of the Owner's information; and (c) to the attorneys and accountants of the parties on a confidential basis. This provision shall, further, not be construed to prohibit the disclosure of any information relating to this Agreement (i) that is now or in the future becomes public information, (ii) as may be required by applicable law or this Agreement, each of the Guaranty Agreements or the Indenture, (iii) to the underwriters and rating agencies, their employees, trustees and attorneys and to such others as the Administrator may determine necessary (including regulators and potential investors in a private or public offering) in connection with the sale, securitization or other financing of any of the Loans, (iv) in any private placement memorandum in connection with the sale, securitization or other financing of any of the Loans, and (v) as necessary to perfect or enforce the security interest in the Collateral granted hereunder. Nothing in this Agreement shall limit or restrict TERI, the Administrator, or any affiliate of the Administrator (A) in their exchange and use of information as among them, to the extent such exchange or use is governed by other agreements; or (B) from using, manipulating, sharing and disclosing Loan information that has been de-identified so that the identity of the borrower, the lender, or the holder of a Loan (including but not limited to the Owner and Trustee) cannot be determined.

         19. CHOICE OF LAW. This Agreement shall be governed and construed in accordance with Massachusetts law, without regard to principles of conflict of laws.

         20. SEVERABILITY. If at any time one or more provisions of this Agreement is or becomes invalid, illegal or unenforceable in whole or in part, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         21. ASSIGNMENT. This Agreement may not be assigned by any party without the others' prior express written consent; provided, however, that pursuant to Section 11, this Agreement and the Owner's rights hereunder may be assigned by the Owner as collateral security to the Trustee, and the Trustee and certain other persons are intended beneficiaries of this Agreement.

         22. HEADINGS. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction or to be taken into consideration in interpreting this Agreement.

         23. AMENDMENT. This Agreement may be amended or modified only by the written agreement of TERI, the Owner, the Administrator and while the Indenture remains in effect, the prior written consent of the Trustee.

         24. NOTICES. All notices under this Agreement shall be sent by any means requiring receipt signature, or if by facsimile confirmed by first-class mail, postage or other delivery charge prepaid to


Teri:
-----

The Education Resources Institute, Inc.
31 St. James Avenue
Boston, MA 02116
Attention:  President


The Trustee:
------------

U.S. Bank National Association
Corporate Trust Services-SFS
One Federal Street, 3rd Floor
Boston, MA 02110
Attention:  Vaneta Bernard


The Administrator or the Owner:
-------------------------------

First Marblehead Data Services, Inc.
230 Park Avenue, 10th Floor
New York, NY 10169
Attention:  Mr. Rob Baron
with a copy to:

First Marblehead Corporation
The Prudential Tower
800 Boylston Street - 34th Floor
Boston, MA 02199-8157
Attention: Mr. Richard P. Zermani


         Any party may, by notice to the other parties in accordance with this section, designate a different address for notices thereafter under this Agreement.

         25. NON-BUSINESS DAYS. Any action required or permitted to be taken or done hereunder on a day which is not a business day in Boston, Massachusetts may be taken or done on the next business day with the same effect as if taken or done on such non-business day.

         26. ROLE OF THE OWNER TRUSTEE. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Delaware Trust Company, National Association ("Delaware"), not individually or personally but solely as trustee of the Owner in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Owner is made and intended not as personal representations, undertakings and agreements by Delaware but is made and intended for the purpose for binding only the Owner,
(c) nothing herein contained shall be construed as creating any liability on Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Delaware be personally liable for the payment of any indebtedness or expenses of the Owner or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner under this Agreement or any other document.


                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, being first duly authorized, as of the day and year first above written.


                                     THE EDUCATION RESOURCES INSTITUTE, INC.


                                     By: /s/ Willis J. Hulings III
                                         ----------------------------------
                                         Name:  Willis J. Hulings III
                                         Title: President &
                                                Chief Executive Officer



                                     FIRST MARBLEHEAD DATA SERVICES, INC.


                                     By: /s/ Stephen Anbinder
                                         ----------------------------------
                                       Name:  Stephen Anbinder
                                       Title: President



                                     THE NATIONAL COLLEGIATE STUDENT LOAN TRUST
                                     2005-1


                                     By: DELAWARE TRUST COMPANY, NATIONAL
                                     ASSOCIATION, acting solely as Owner
                                     Trustee and not in its individual capacity


                                     By: /s/ Sterling C. Correia
                                         ----------------------------------
                                         Name:  Sterling C. Correia
                                         Title: Vice President

                   SCHEDULES TO DEPOSIT AND SECURITY AGREEMENT

Schedule A - Student Loan Programs

Schedule B - Loan Originators, Guaranty Agreements, Student Loan Purchase Agreements and Account Security Agreements


                   EXHIBITS TO DEPOSIT AND SECURITY AGREEMENT

Exhibit 1 - Payment of Guaranty Claims Direction Letter

Exhibit 2 - Remittance of Guaranty Fees and/or Recoveries Letter

Exhibit 3 - Request for Reimbursement of Income Tax or Other Tax Amounts

                                   SCHEDULE A

                              STUDENT LOAN PROGRAMS


Bank of America, N.A.
o        BAGEL Loan Program
o        CEDU Loan Program
o        Direct to Consumer (DTC) Loan Program
o        ISLP Loan Program

Bank One, N.A.
o        CORPORATE ADVANTAGE Loan Program
o        EDUCATION ONE Loan Program
o        M&T REFERRAL Loan Program

Charter One Bank, N.A.
o        AAA Southern New England Bank
o        AES EducationGAIN Loan Program
o        Academic Management Services (AMS) TuitionPay Diploma Loan Program
o        Brazos Alternative Loan Program
o        CFS Direct to Consumer Loan Program
o        Citibank Flexible Education Loan Program
o        College Loan Corporation Loan Program
o        Comerica Alternative Loan Program
o        Custom Educredit Loan Program
o        Edfinancial Loan Program
o        Education Assistance Services (EAS) Alternative Loan Program
o        ESF Alternative Loan Program
o        Extra Credit II Loan Program (North Texas Higher Education)
o        M&I Alternative Loan Program
o        National Education Loan Program
o        Navy Federal Alternative Loan Program
o        NextStudent Alternative Loan Program
o        NextStudent Private Consolidation Loan Program
o        PNC Bank Resource Loan Program
o        SAF Alternative Loan Program
o        Southwest Loan Program
o        START Education Loan Program
o        WAMU Alternative Student Loan Program

Chase Manhattan Bank USA, N.A.
o        Chase Extra Loan Program

Citizens Bank of Rhode Island
o        Compass Bank Loan Program
o        DTC Loan Program

o        Navy Federal Referral Loan Program
o        Xanthus Loan Program
o Pennsylvania State University Undergraduate and Continuing Education Loan Programs

The Huntington National Bank
o        Huntington Bank Education Loan Program

Manufacturers and Traders Trust Company
o        M&T Alternative Loan Program


National City Bank
o        National City Loan Program


PNC Bank
o        PNC Bank Alternative Loan Program

SunTrust Bank
o        SunTrust Alternative Loan Program

                                   SCHEDULE B

     LOAN ORIGINATORS, GUARANTY AGREEMENTS, STUDENT LOAN PURCHASE AGREEMENTS
                         AND ACCOUNT SECURITY AGREEMENTS

                                LOAN ORIGINATORS


o        Bank of America, N.A.

o        Bank One, N.A.

o        Charter One Bank, N.A.

o        Chase Manhattan Bank USA, N.A.

o        Citizens Bank of Rhode Island

o        The Huntington National Bank

o        Manufacturers and Traders Trust Company

o        National City Bank

o        PNC Bank

o        SunTrust Bank


                               GUARANTY AGREEMENTS

Each of the following Guaranty Agreements, as amended or supplemented, was entered into by and between The Education Resources Institute, Inc. and:

o Bank of America, N.A., dated April 30, 2001, for loans that were originated under Bank of America's BAGEL Loan Program, CEDU Loan Program and ISLP Loan Program.
o Bank of America, N.A., dated June 30, 2003, for loans that were originated under Bank of America's Direct to Consumer Loan Program.
o Bank One, N.A., dated May 13, 2002, for loans that were originated under Bank One's CORPORATE ADVANTAGE Loan Program and EDUCATION ONE Loan Program.
o Bank One, N.A., dated July 26, 2002, for loans that were originated under Bank One's M&T REFERRAL Loan Program
o Charter One Bank, N.A., dated as of December 29, 2003 for loans that were originated under Charter One's AAA Southern New England Bank Loan Program.
o Charter One Bank, N.A., dated October 31, 2003, for loans that were originated under Charter One's AES EducationGAIN Loan Program.

o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's (AMS) TuitionPay Diploma Loan Program.
o Charter One Bank, N.A., dated July 15, 2003, for loans that were originated under Charter One's Brazos Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's CFS Direct to Consumer Loan Program.
o Charter One Bank, N.A., dated June 30, 2003, for loans that were originated under Charter One's Citibank Flexible Education Loan Program.
o Charter One Bank, N.A., dated July 1, 2002, for loans that were originated under Charter One's College Loan Corporation Loan Program.
o Charter One Bank, N.A., dated December 4, 2002, for loans that were originated under Charter One's Comerica Alternative Loan Program.
o Charter One Bank, N.A., dated December 1, 2003, for loans that were originated under Charter One's Custom Educredit Loan Program.
o Charter One Bank, N.A., dated May 10, 2004, for loans that were originated under Charter One's Edfinancial Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's Education Assistance Services Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's ESF Alternative Loan Program.
o Charter One Bank, N.A., dated September 15, 2003, for loans that were originated under Charter One's Extra Credit II Loan Program (North Texas Higher Education).
o Charter One Bank, N.A., dated September 20, 2003, for loans that were originated under Charter One's M&I Alternative Loan Program.
o Charter One Bank, N.A., dated November 17, 2003, for loans that were originated under Charter One's National Education Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's Navy Federal Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's NextStudent Alternative Loan Program.
o Charter One Bank, N.A., dated March 26, 2004, for loans that were originated under Charter One's NextStudent Private Consolidation Loan Program.
o Charter One Bank, N.A., dated March 17, 2003, for loans that were originated under Charter One's PNC Bank Resource Loan Program.
o Charter One Bank, N.A., dated May 1, 2003, for loans that were originated under Charter One's SAF Alternative Loan Program.
o Charter One Bank, N.A., dated September 20, 2002, for loans that were originated under Charter One's Southwest Loan Program.
o Charter One Bank, N.A., dated March 25, 2004, for loans that were originated under Charter One's START Education Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's WAMU Alternative Student Loan Program.
o Chase Manhattan Bank USA, N.A., dated September 30, 2003, for loans that were originated under Chase's Chase Extra Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under

         Citizens Bank of Rhode Island's Compass Bank Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's DTC Alternative Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Navy Federal Referral Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Xanthus Loan Program.
o Citizens Bank of Rhode Island, dated October 1, 2002, for loans that were originated under Citizens Bank of Rhode Island's Pennsylvania State University Undergraduate and Continuing Education Loan Program.
o The Huntington National Bank, dated May 20, 2003, for loans that were originated under The Huntington National Bank's Huntington Bank Education Loan Program.
o Manufacturers and Traders Trust Company, dated April 29, 2004, for loans that were originated under Manufacturers and Traders Trust Company's Alternative Loan Program.
o National City Bank, dated July 26, 2002, for loans that were originated under National City Bank's National City Loan Program.
o PNC Bank, N.A., dated April 22, 2004, for loans that were originated under PNC Bank's Alternative Conforming Loan Program.
o SunTrust Bank, dated March 1, 2002, for loans that were originated under SunTrust Bank's SunTrust Alternative Loan Program.


                            NOTE PURCHASE AGREEMENTS

Each of the Note Purchase Agreements, as amended or supplemented, was entered into by and between The First Marblehead Corporation and:

o Bank of America, N.A., dated April 30, 2001, for loans that were originated under Bank of America's BAGEL Loan Program, CEDU Loan Program and ISLP Loan Program.
o Bank of America, N.A., dated June 30, 2003, for loans that were originated under Bank of America's Direct to Consumer Loan Program.
o Bank One, N.A., dated May 1, 2002, for loans that were originated under Bank One's CORPORATE ADVANTAGE Loan Program and EDUCATION ONE Loan Program.
o Bank One, N.A., dated July 26, 2002, for loans that were originated under Bank One's M&T REFERRAL Loan Program
o Charter One Bank, N.A., dated as of December 29, 2003 for loans that were originated under Charter One's AAA Southern New England Bank Loan Program.
o Charter One Bank, N.A., dated October 31, 2003, for loans that were originated under Charter One's AES EducationGAIN Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's (AMS) TuitionPay Diploma Loan Program.
o Charter One Bank, N.A., dated July 15, 2003, for loans that were originated under Charter One's Brazos Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's CFS Direct to Consumer Loan Program.

o Charter One Bank, N.A., dated June 30, 2003, for loans that were originated under Charter One's Citibank Flexible Education Loan Program.
o Charter One Bank, N.A., dated July 1, 2002, for loans that were originated under Charter One's College Loan Corporation Loan Program.
o Charter One Bank, N.A., dated December 4, 2002, for loans that were originated under Charter One's Comerica Alternative Loan Program.
o Charter One Bank, N.A., dated December 1, 2003, for loans that were originated under Charter One's Custom Educredit Loan Program.
o Charter One Bank, N.A., dated May 10, 2004, for loans that were originated under Charter One's Edfinancial Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's Education Assistance Services Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's ESF Alternative Loan Program.
o Charter One Bank, N.A., dated September 15, 2003, for loans that were originated under Charter One's Extra Credit II Loan Program (North Texas Higher Education).
o Charter One Bank, N.A., dated September 20, 2003, for loans that were originated under Charter One's M&I Alternative Loan Program.
o Charter One Bank, N.A., dated November 17, 2003, for loans that were originated under Charter One's National Education Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's Navy Federal Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's NextStudent Alternative Loan Program.
o Charter One Bank, N.A., dated March 26, 2004, for loans that were originated under Charter One's NextStudent Private Consolidation Loan Program.
o Charter One Bank, N.A., dated March 17, 2003, for loans that were originated under Charter One's PNC Bank Resource Loan Program.
o Charter One Bank, N.A., dated May 1, 2003, for loans that were originated under Charter One's SAF Alternative Loan Program.
o Charter One Bank, N.A., dated September 20, 2002, for loans that were originated under Charter One's Southwest Loan Program.
o Charter One Bank, N.A., dated March 25, 2004, for loans that were originated under Charter One's START Education Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's WAMU Alternative Student Loan Program.
o Chase Manhattan Bank USA, N.A., dated September 30, 2003, for loans that were originated under Chase's Chase Extra Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Compass Bank Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's DTC Alternative Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Navy Federal Referral Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under

         Citizens Bank of Rhode Island's Xanthus Loan Program.
o Citizens Bank of Rhode Island, dated October 1, 2002, for loans that were originated under Citizens Bank of Rhode Island's Pennsylvania State University Undergraduate and Continuing Education Loan Program.
o The Huntington National Bank, dated May 20, 2003, for loans that were originated under The Huntington National Bank's Huntington Bank Education Loan Program.
o Manufacturers and Traders Trust Company, dated April 29, 2004, for loans that were originated under Manufacturers and Traders Trust Company's Alternative Loan Program.
o National City Bank, dated November 13, 2002, for loans that were originated under National City Bank's National City Loan Program.
o PNC Bank, N.A., dated April 22, 2004, for loans that were originated under PNC Bank's Alternative Conforming Loan Program.
o SunTrust Bank, dated March 1, 2002, for loans that were originated under SunTrust Bank's SunTrust Alternative Loan Program.


                               DEPOSIT AGREEMENTS

Each of the following Deposit and Security Agreements, as amended or supplemented, was entered into by and among The Education Resources Institute, Inc., The First Marblehead Corporation, U.S. Bank National Association (successor in interest to State Street Bank and Trust Company) and:

o Bank of America, N.A., dated April 30, 2001, for loans that were originated under Bank of America's BAGEL Loan Program, CEDU Loan Program and ISLP Loan Program.
o Bank of America, N.A., dated June 30, 2003, for loans that were originated under Bank of America's Direct to Consumer Loan Program.
o Bank One, N.A., dated April 30, 2001, for loans that were originated under Bank One's CORPORATE ADVANTAGE Loan Program and EDUCATION ONE Loan Program.
o Bank One, N.A., dated July 26, 2002, for loans that were originated under Bank One's M&T REFERRAL Loan Program
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's (AMS) TuitionPay Diploma Loan Program.
o Charter One Bank, N.A., dated July 15, 2003, for loans that were originated under Charter One's Brazos Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's CFS Direct to Consumer Loan Program.
o Charter One Bank, N.A., dated June 30, 2003, for loans that were originated under Charter One's Citibank Flexible Education Loan Program.
o Charter One Bank, N.A., dated July 1, 2002, for loans that were originated under Charter One's College Loan Corporation Loan Program.
o Charter One Bank, N.A., dated December 4, 2002, for loans that were originated under Charter One's Comerica Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's Education Assistance Services Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter

         One's ESF Alternative Loan Program.
o Charter One Bank, N.A., dated September 15, 2003, for loans that were originated under Charter One's Extra Credit II Loan Program (North Texas Higher Education).
o Charter One Bank, N.A., dated September 20, 2003, for loans that were originated under Charter One's M&I Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's Navy Federal Alternative Loan Program.
o Charter One Bank, N.A., dated May 15, 2002, for loans that were originated under Charter One's NextStudent Alternative Loan Program.
o Charter One Bank, N.A., dated March 17, 2003, for loans that were originated under Charter One's PNC Bank Resource Loan Program.
o Charter One Bank, N.A., dated May 1, 2003, for loans that were originated under Charter One's SAF Alternative Loan Program.
o Charter One Bank, N.A., dated September 20, 2002, for loans that were originated under Charter One's Southwest Loan Program.
o Charter One Bank, N.A., dated May 15, 2003, for loans that were originated under Charter One's WAMU Alternative Student Loan Program.
o Citizens Bank of Rhode Island, dated October 1, 2002, for loans that were originated under Citizens Bank of Rhode Island's Pennsylvania State University Undergraduate and Continuing Education Loan Program.
o The Huntington National Bank, dated May 20, 2003, for loans that were originated under The Huntington National Bank's Huntington Bank Education Loan Program.
o National City Bank, dated July 26, 2002, for loans that were originated under National City Bank's National City Loan Program.
o SunTrust Bank, dated March 1, 2002, for loans that were originated under SunTrust Bank's SunTrust Alternative Loan Program.

Each of the following Control Agreements, as amended or supplemented, was entered into by and among The First Marblehead Corporation, U.S. Bank National Association and:

o Charter One Bank, N.A., dated December 29, 2003, for loans that were originated under Charter One's AAA Southern New England Bank Loan Program.
o Charter One Bank, N.A., dated October 31, 2003, for loans that were originated under Charter One's AES EducationGAIN Loan Program.
o Charter One Bank, N.A., dated December 1, 2003, for loans that were originated under Charter One's Custom Educredit Loan Program.
o Charter One Bank, N.A., dated May 10, 2004, for loans that were originated under Charter One's Edfinancial Loan Program.
o Charter One Bank, N.A., dated November 17, 2003, for loans that were originated under Charter One's National Education Loan Program.
o Charter One Bank, N.A., dated March 26, 2004, for loans that were originated under Charter One's NextStudent Private Consolidation Loan Program.
o Charter One Bank, N.A., dated March 1, 2004, for loans that were originated under Charter One's START Education Loan Program.
o Chase Manhattan Bank USA, N.A., dated September 30, 2003, for loans that were originated under Chase's Chase Extra Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Compass Bank Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's DTC Alternative Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Navy Federal Referral Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Xanthus Loan Program
o Manufacturers and Traders Trust Company, dated April 29, 2004, for loans that were originated under Manufacturers and Traders Trust Company's Alternative Loan Program.
o PNC Bank, dated April 22, 2004, for loans that were originated under PNC Bank's PNC Bank Alternative Loan Program.

Each of the following Security Agreements, as amended or supplemented, was entered into by and between The Education Resources Institute, Inc. and:

o Charter One Bank, N.A., dated December 29, 2003, for loans that were originated under Charter One's AAA Southern New England Bank Loan Program.
o Charter One Bank, N.A., dated October 31, 2003, for loans that were originated under Charter One's AES EducationGAIN Loan Program.
o Charter One Bank, N.A., dated December 1, 2003, for loans that were originated under Charter One's Custom Educredit Loan Program.
o Charter One Bank, N.A., dated May 10, 2004, for loans that were originated under Charter One's Edfinancial Loan Program.
o Charter One Bank, N.A., dated November 17, 2003, for loans that were originated under Charter One's National Education Loan Program.
o Charter One Bank, N.A., dated March 26, 2004, for loans that were originated under Charter One's NextStudent Private Consolidation Loan Program.
o Charter One Bank, N.A., dated March 1, 2004, for loans that were originated under Charter One's START Education Loan Program.
o Chase Manhattan Bank USA, N.A., dated September 30, 2003, for loans that were originated under Chase's Chase Extra Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Compass Bank Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's DTC Alternative Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Navy Federal Referral Loan Program.
o Citizens Bank of Rhode Island, dated April 30, 2004, for loans that were originated under Citizens Bank of Rhode Island's Xanthus Loan Program
o Manufacturers and Traders Trust Company, dated April 29, 2004, for loans that were originated under Manufacturers and Traders Trust Company's Alternative Loan Program.
o PNC Bank, dated April 22, 2004, for loans that were originated under PNC Bank's PNC Bank Alternative Loan Program.

                                    EXHIBIT 1

                   PAYMENT OF GUARANTY CLAIMS DIRECTION LETTER

                                [TERI LETTERHEAD]


FIRST MARBLEHEAD DATA SERVICES, INC.
230 PARK AVENUE, 10TH FLOOR
NEW YORK, NY 10169

WITH A COPY TO:

U.S. BANK NATIONAL ASSOCIATION
CORPORATE TRUST SERVICES-SFS
ONE FEDERAL STREET, 3RD FLOOR
BOSTON, MA 02110


Re:  TERI/NCT Pledged Account  #


Ladies and Gentlemen:

         Reference is made to (i) the Deposit and Security Agreement (the "AGREEMENT"), dated as of February 23, 2005, by and among THE EDUCATION RESOURCES INSTITUTE, INC. ("TERI"), FIRST MARBLEHEAD DATA SERVICES, INC. and THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1. Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Agreement.

         In accordance with the Agreement, please remit $___________________ in Guarantee Claims to

U.S. Bank National Association
ABA # [_______________]
Corporate Trust Department
DDA A/C# [____________]
Attention: [__________________________]Collateral Proceeds Acct.
SEI#: [________________]

         In addition, please fax this direction letter along with the attached breakdown, which lists the Loan(s), associated with the above-referenced claim funds to:

[OWNER] Attention:   [Name];  and      [SERVICER] Attention:  [Name]:
Fax Number: ____________               Fax Number: ____________


Please contact me at [TERI CONTACT TELEPHONE NUMBER] should you have any questions regarding this request.


                                                     Authorized Signature
                                                     TERI

Enc

                                    EXHIBIT 2

                                RECOVERIES LETTER

                                [TERI LETTERHEAD]


FIRST MARBLEHEAD DATA SERVICES, INC.
230 PARK AVENUE, 10TH FLOOR
NEW YORK, NY 10169

WITH A COPY TO:

U.S. BANK NATIONAL ASSOCIATION
CORPORATE TRUST SERVICES-SFS
ONE FEDERAL STREET, 3RD FLOOR
BOSTON, MA 02110


Re:  TERI/NCT Pledged Account #


Ladies and Gentlemen:

         Reference is made to the Deposit and Security Agreement (the "AGREEMENT"), dated as of February 23, 2005, by and among THE EDUCATION RESOURCES INSTITUTE, INC., ("TERI"), FIRST MARBLEHEAD DATA SERVICES, INC. and THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1. Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Agreement.

         In accordance with the Agreement, the following amounts will be wired to the Pledged Account:

1. $____________________ Total Guaranty Fees*

         *ATTACHED IS A LIST OF EACH LOAN NAME, LOAN NUMBER AND AMOUNT ASSOCIATED WITH THIS GUARANTY FEE REMITTANCE.

2. $____________________ Total Recovery**

         ** ATTACHED IS A LIST OF EACH LOAN NAME, LOAN NUMBER AND AMOUNT ASSOCIATED WITH THIS RECOVERY REMITTANCE.

   $_____________________ Total Amount wired to the Trustee

The above-referenced funds will be wired to the Trustee using the following wire instruction:


                                 U.S. BANK NATIONAL ASSOCIATION
                                 BOSTON, MA 02110
                                 ABA # [_______________]
                                 A/C# [_______________]
                                 PLEDGED ACCOUNT
                                 SEI ###### - 000


Please contact me at [TERI CONTACT TELEPHONE NUMBER] should you have any questions regarding this request.

Authorized Signature
[TERI]

                                    EXHIBIT 3

          REQUEST FOR REIMBURSEMENT OF INCOME TAX OR OTHER TAX AMOUNTS

                                [TERI LETTERHEAD]


U.S. BANK NATIONAL ASSOCIATION
CORPORATE TRUST SERVICES-SFS
ONE FEDERAL STREET, 3RD FLOOR
BOSTON, MA 02110

FIRST MARBLEHEAD DATA SERVICES, INC.
230 PARK AVENUE, 10TH FLOOR
NEW YORK, NY 10169


Re:  TERI/NCT Pledged Account  #


Ladies and Gentlemen:

         Reference is made to (i) the Deposit and Security Agreement (the "AGREEMENT"), dated as of February 23, 2005, by and among THE EDUCATION RESOURCES INSTITUTE, INC., ("TERI"), FIRST MARBLEHEAD DATA SERVICES, INC. and THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-1. Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Agreement.

         In accordance with Section 3(d)(ii) of the Agreement, this is to inform you that TERI has been assessed and has paid the sum of $______________________________ in income or excise taxes with respect to income earned on the Pledged Account. We hereby request reimbursement of such amount to be sent as follows:

PLEASE USE THE FOLLOWING WIRE INSTRUCTIONS:


[Bank Name]

[Bank Location]

ABA #

A/C#

ATTENTION:   TERI


Comments:

         In accordance with the Agreement, we are forwarding a copy of this request to the Owner and the Trustee. We have also enclosed documentation to support this request.

         Please contact me at [TERI CONTACT TELEPHONE NUMBER] should you have any questions regarding this request.


                                                     Authorized Signature
                                                     TERI

Enc